UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2017

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

6 Loudon Road, Suite 200 Concord, NY	03301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On June 27, 2017, Eldad Eilam, President, CEO, and Director of hopTo, Inc. (the “Company”), notified the Company that he would resign as President and CEO effective July 28, 2017. Mr. Eilam will continue to serve on the Board of Directors of the Company (the “Board”).

On June 28, 2017, Jean-Louis Casabonne, CFO and Secretary of Company, notified the Company that he would resign as CFO and Secretary effective August 14, 2017.

Each executive is resigning to pursue other opportunities.

(c) The Board appointed Jean-Louis Casabonne, the CFO and Secretary of the Company, to serve as the Company’s interim CEO, in addition to his current duties, effective as of the date of Mr. Eilam’s resignation through August 14, 2017. Mr. Casabonne, age 59, joined the Company in 2014 as CFO and Secretary. Previously from 2002 to 2011, Mr. Casabonne has served as the CFO of Quova, Inc., a venture backed company which he guided to profitability prior to its successful sale to Neustar, Inc. (NYSE:NSR). Following the sale of Quova to Neustar, Mr. Casabonne continued with Neustar from 2011 to 2014 as a strategic evangelist and director of business development managing strategic relationships with key partners. From 1996 to 2002, Mr. Casabonne was a founder and controller for Inxight Software, a spin-out from Xerox Corporation. He became CFO and VP of Operations for Inxight in 1999, managing finance, administration, legal affairs, information technology and customer support. From 1992 to 1996, Mr. Casabonne served in a number of senior financial positions for Xerox Corporation’s XSoft Division. Mr. Casabonne received his MBA and BS from Santa Clara University.

Mr. Casabonne was not appointed pursuant to any arrangement or understanding between him and any other person in respect of such appointment, has no family relationships with any of the Company’s directors or executives, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No new compensatory or severance arrangements were entered into in connection with Mr. Casabonne’s appointment as interim CEO. The Board is currently in the process of conducting a search for a new CEO and a new CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: July 3, 2017	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer, Secretary